UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2006

LEXAR MEDIA, INC.
(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31103 (Commission File Number)	33-0723123 (IRS Employer Identification No.)

47300 Bayside Parkway, Fremont, California (Address of principal executive offices)	94538 (Zip Code)
(510) 413-1200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Effective May 10, 2006, Lexar entered into an amendment to the offer letter for Mark Adams, Lexar’s Chief Operating Officer. Pursuant to the terms of this amendment, if Lexar changes Mr. Adams’ job scope such that he no longer has significant engineering, operations, marketing, and sales personnel reporting to him consistent with his current responsibilities and Mr. Adams terminates his employment with Lexar, Lexar will provide to Mr. Adams the same benefits to which he would otherwise be entitled under his offer letter if he were terminated other than for cause.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.01	Amendment to Offer Letter for Mark Adams dated May 10, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXAR MEDIA, INC.
Date: May 12, 2006	By:	/s/ Eric B. Stang
Eric B. Stang
Chairman of the Board, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.01	Amendment to Offer Letter for Mark Adams dated May 10, 2006